Section 906 Certifications
I, Jonathan S. Horwitz, the Principal Executive Officer of the Funds listed on Attachment A, certify that, to my knowledge:
1. The form N-CSR of the Funds listed on Attachment A for the period ended May 31, 2016 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Form N-CSR of the Funds listed on Attachment A for the period ended May 31, 2016 fairly presents, in all material respects, the financial condition and results of operations of the Funds listed on Attachment A.
Date: July 27, 2016
/s/ Jonathan S. Horwitz
______________________
Jonathan S. Horwitz
Principal Executive Officer
Section 906 Certifications
I, Steven D. Krichmar, the Principal Financial Officer of the Funds listed on Attachment A, certify that, to my knowledge:
1. The form N-CSR of the Funds listed on Attachment A for the period ended May 31, 2016 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Form N-CSR of the Funds listed on Attachment A for the period ended May 31, 2016 fairly presents, in all material respects, the financial condition and results of operations of the Funds listed on Attachment A.
Date: July 27, 2016
/s/ Steven D. Krichmar
______________________
Steven D. Krichmar
Principal Financial Officer
Attachment A
N-CSR
Period (s) ended May 31, 2016
Putnam Arizona Tax Exempt Income Fund
Putnam Minnesota Tax Exempt Income Fund
Putnam Massachusetts Tax Exempt Income Fund
Putnam New York Tax Exempt Income Fund
Putnam High Yield Advantage Fund
Putnam Equity Income Fund
Putnam Pennsylvania Tax Exempt Income Fund
Putnam Ohio Tax Exempt Income Fund
Putnam New Jersey Tax Exempt Income Fund
Putnam Michigan Tax Exempt Income Fund
Putnam Dynamic Asset Allocation Equity Fund
Putnam Dynamic Risk Allocation Fund
Putnam Short-Term Municipal Income Fund
Putnam Intermediate-Term Municipal Income Fund
Putnam Emerging Markets Income Fund
Putnam Global Dividend Fund
Putnam Mortgage Opportunities Fund